                                                                   EXHIBIT 20.16


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                         MONTHLY SERVICER'S CERTIFICATE



       Accounting Date:                                    July 31, 1999
                                                     -------------------
       Determination Date:                                August 6, 1999
                                                     -------------------
       Distribution Date:                                August 16, 1999
                                                     -------------------
       Monthly Period Ending:                              July 31, 1999
                                                     -------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.     Collection  Account  Summary

       Available Funds:
            Payments Received                                                       $14,898,063.61
            Liquidation Proceeds (excluding Purchase Amounts)                        $1,533,959.95
            Current Monthly Advances                                                    219,364.28
            Amount of withdrawal, if any, from the Spread Account                            $0.00
            Monthly Advance Recoveries                                                 (171,347.04)
            Purchase Amounts-Warranty and Administrative Receivables                         $0.00
            Purchase Amounts - Liquidated Receivables                                        $0.00
            Income from investment of funds in Trust Accounts                           $60,692.76
                                                                                    ---------------
       Total Available Funds                                                                                    $16,540,733.56
                                                                                                                ==============

       Amounts Payable on Distribution Date:
            Reimbursement of Monthly Advances                                                $0.00
            Backup Servicer Fee                                                              $0.00
            Basic Servicing Fee                                                        $293,195.58
            Trustee and other fees                                                           $0.00
            Class A-1  Interest Distributable Amount                                         $0.00
            Class A-2  Interest Distributable Amount                                         $0.00
            Class A-3  Interest Distributable Amount                                   $203,882.15
            Class A-4  Interest Distributable Amount                                   $812,500.00
            Class A-5  Interest Distributable Amount                                   $910,083.33
            Noteholders' Principal Distributable Amount                             $13,956,706.70
            Amounts owing and not paid to Security Insurer under
                 Insurance Agreement                                                         $0.00
            Supplemental Servicing Fees (not otherwise paid to Servicer)                     $0.00
            Spread Account Deposit                                                     $364,365.80
                                                                                    ---------------
       Total Amounts Payable on Distribution Date                                                               $16,540,733.56
                                                                                                                ==============


                                 Page 1 1997-B

II.    Available  Funds

       Collected Funds (see V)
                   Payments Received                                                        $14,898,063.61
                   Liquidation Proceeds (excluding Purchase Amounts)                         $1,533,959.95           $16,432,023.56
                                                                                            --------------

       Purchase Amounts                                                                                                       $0.00

       Monthly Advances
                   Monthly Advances - current Monthly Period (net)                              $48,017.24
                   Monthly Advances - Outstanding Monthly Advances not
                    otherwise reimbursed to the Servicer                                             $0.00               $48,017.24
                                                                                            --------------

       Income from investment of funds in Trust Accounts                                                                 $60,692.76
                                                                                                                     --------------

       Available Funds                                                                                               $16,540,733.56
                                                                                                                     ==============

III.   Amounts  Payable  on  Distribution  Date

         (i)(a)    Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                                                $0.00

         (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                                                 $0.00

         (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                            $0.00

         (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                       Owner Trustee                                                                 $0.00
                       Administrator                                                                 $0.00
                       Indenture Trustee                                                             $0.00
                       Indenture Collateral Agent                                                    $0.00
                       Lockbox Bank                                                                  $0.00
                       Custodian                                                                     $0.00
                       Backup Servicer                                                               $0.00
                       Collateral Agent                                                              $0.00                    $0.00
                                                                                            --------------

         (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                                 $293,195.58

         (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                               $0.00

         (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                   reimbursed to Servicer)                                                                                    $0.00

         (iv)      Class A-1  Interest Distributable Amount                                                                   $0.00
                   Class A-2  Interest Distributable Amount                                                                   $0.00
                   Class A-3  Interest Distributable Amount                                                             $203,882.15
                   Class A-4  Interest Distributable Amount                                                             $812,500.00
                   Class A-5  Interest Distributable Amount                                                             $910,083.33

         (v)       Noteholders' Principal Distributable Amount
                      Payable to Class A-1 Noteholders                                                                        $0.00
                      Payable to Class A-2 Noteholders                                                               $13,956,706.70
                      Payable to Class A-3 Noteholders                                                                        $0.00
                      Payable to Class A-4 Noteholders                                                                        $0.00
                      Payable to Class A-5 Noteholders                                                                        $0.00

         (vii)     Unpaid principal balance of the Class A-1 Notes after
                   deposit to the Note Distribution Account of any funds
                   in the Class A-1 Holdback Subaccount (applies only on
                   the Class A-1 Final Scheduled Distribution Date)                                                           $0.00

         (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                                   $0.00
                                                                                                                     --------------

                   Total amounts payable on Distribution Date                                                        $16,176,367.76
                                                                                                                     ==============


                                 Page 2 1997-B

IV.    Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
       Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
       Class A-1 Maturity Shortfall

       Spread Account deposit:

             Amount of excess, if any, of Available Funds over total amounts payable (or amount of such
               excess up to the Spread Account Maximum Amount)                                                          $364,365.80

       Reserve Account Withdrawal on any Determination Date:

             Amount of excess, if any, of total amounts payable over Available Funds (excluding amounts
               payable under item (vii) of Section III)                                                                       $0.00

             Amount available for withdrawal from the Reserve Account (excluding the Class A-1 Holdback
               Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
               of transfers of Subsequent Receivables)                                                                        $0.00

             (The amount of excess of the total amounts payable (excluding amounts payable under item
               (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture
               Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

             Amount of withdrawal, if any, from the Reserve Account                                                           $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

               Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b)
               Available Funds after payment of amounts set forth in item (v) of Section III                                  $0.00

               Amount available in the Class A-1 Holdback Subaccount                                                          $0.00

               (The amount by which the remaining principal balance of the Class A-1 Notes exceeds
               Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

               Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                           $0.00

       Deficiency Claim Amount:

               Amount of excess, if any, of total amounts payable over funds available for withdrawal
               from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                                    $0.00

               (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

               Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
               Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount, and
               the Class A-5 Prepayment Amount, over (b) the amount on deposit in the Pre-Funding Account                     $0.00

       Class A-1 Maturity Shortfall:

               Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a) the
               unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a
               withdrawal from the Class A-1 Holdback Subaccount.                                                             $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
       Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
       Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
       Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 1997-B

V.     Collected Funds

       Payments Received:
               Supplemental Servicing Fees                                                           $0.00
               Amount allocable to interest                                                   4,312,250.06
               Amount allocable to principal                                                 10,585,813.55
               Amount allocable to Insurance Add-On Amounts                                          $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                Servicer prior to deposit in the Collection Account)                                 $0.00
                                                                                             --------------

       Total Payments Received                                                                                      $14,898,063.61

       Liquidation Proceeds:
               Gross amount realized with respect to Liquidated Receivables                   1,538,898.85

               Less: (i) reasonable expenses incurred by Servicer in connection with the collection of such Liquidated Receivables and the repossession and disposition of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such
                 Liquidated Receivables                                                          (4,938.90)
                                                                                             --------------

       Net Liquidation Proceeds                                                                                      $1,533,959.95

       Allocation of Liquidation Proceeds:
               Supplemental Servicing Fees                                                           $0.00
               Amount allocable to interest                                                          $0.00
               Amount allocable to principal                                                         $0.00
               Amount allocable to Insurance Add-On Amounts                                          $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                Servicer prior to deposit in the Collection Account)                                 $0.00                   $0.00
                                                                                             --------------         ---------------

       Total Collected Funds                                                                                        $16,432,023.56
                                                                                                                    ===============

VI.    Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                               $0.00
               Amount allocable to interest                                                          $0.00
               Amount allocable to principal                                                         $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                Servicer prior to deposit in the Collection Account)                                 $0.00

       Purchase Amounts - Administrative Receivables                                                                         $0.00
               Amount allocable to interest                                                          $0.00
               Amount allocable to principal                                                         $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                Servicer prior to deposit in the Collection Account)                                 $0.00
                                                                                             --------------

       Total Purchase Amounts                                                                                                $0.00
                                                                                                                    ===============

VII.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                    $417,099.82

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
               Payments received from Obligors                                                ($171,347.04)
               Liquidation Proceeds                                                                  $0.00
               Purchase Amounts - Warranty Receivables                                               $0.00
               Purchase Amounts - Administrative Receivables                                         $0.00
                                                                                             --------------

       Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                 ($171,347.04)

       Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                ($171,347.04)

       Remaining Outstanding Monthly Advances                                                                          $245,752.78

       Monthly Advances - current Monthly Period                                                                       $219,364.28
                                                                                                                    ---------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                      $465,117.06
                                                                                                                    ===============


                                 Page 4 1997-B

VIII.  Calculation  of  Interest  and  Principal  Payments

       A. Calculation  of  Principal  Distribution  Amount

              Payments received allocable to principal                                                              $10,585,813.55
              Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables during the Monthly Period                             $3,370,893.15
              Purchase Amounts - Warranty Receivables allocable to principal                                                 $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                           $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                 $0.00
              Cram Down Losses                                                                                               $0.00
                                                                                                                    --------------

              Principal Distribution Amount                                                                         $13,956,706.70
                                                                                                                    ==============

       B. Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions of
                principal to Class A-1 Noteholders on such Distribution Date)                           $0.00

              Multiplied by the Class A-1 Interest Rate                                                 5.743%

              Multiplied by actual days in the period or in the case of the first
                Distribution Date, by 26/360                                                       0.08611111                $0.00
                                                                                              ----------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         $0.00
                                                                                                                    --------------

              Class A-1 Interest Distributable Amount                                                                        $0.00
                                                                                                                    ==============

       C. Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions of
                principal to Class A-2 Noteholders on such Distribution Date)                           $0.00

              Multiplied by the Class A-2 Interest Rate                                                 6.100%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360         0.08333333                $0.00
                                                                                              ----------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                         $0.00
                                                                                                                    --------------

              Class A-2 Interest Distributable Amount                                                                        $0.00
                                                                                                                    ==============

       D. Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions of
                principal to Class A-3 Noteholders on such Distribution Date)                  $38,834,694.35

              Multiplied by the Class A-3 Interest Rate                                                 6.300%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360         0.08333333          $203,882.15
                                                                                              ----------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                         $0.00
                                                                                                                    --------------

              Class A-3 Interest Distributable Amount                                                                  $203,882.15
                                                                                                                    ==============

       E. Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions of
                principal to Class A-4 Noteholders on such Distribution Date)                 $150,000,000.00

              Multiplied by the Class A-4 Interest Rate                                                 6.500%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360         0.08333333          $812,500.00
                                                                                              ----------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                         $0.00
                                                                                                                    --------------

              Class A-4 Interest Distributable Amount                                                                  $812,500.00
                                                                                                                    ==============


                                 Page 5 1997-B

       F. Calculation of Class A-5 Interest Distributable Amount

              Class A-5 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-5 Noteholders on such Distribution Date)                $163,000,000.00

              Multiplied by the Class A-5 Interest Rate                                                   6.700%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360           0.08333333         $910,083.33
                                                                                                ----------------

              Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                                     --------------

              Class A-5 Interest Distributable Amount                                                                   $910,083.33
                                                                                                                     ==============


       G. Calculation of Noteholders' Interest Distributable Amount

              Class A-1 Interest Distributable Amount                                                     $0.00
              Class A-2 Interest Distributable Amount                                                     $0.00
              Class A-3 Interest Distributable Amount                                               $203,882.15
              Class A-4 Interest Distributable Amount                                               $812,500.00
              Class A-5 Interest Distributable Amount                                               $910,083.33

              Noteholders' Interest Distributable Amount                                                              $1,926,465.48
                                                                                                                     ==============

       H. Calculation of Noteholders' Principal Distributable Amount:

              Noteholders' Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                      $13,956,706.70

              Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
                Distribution Amount, the initial principal balance of the Class
                A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
                Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
                Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                Accounting Date for the preceding Distribution Date)                                     100.00%     $13,956,706.70
                                                                                                ----------------


              Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                                     --------------

              Noteholders' Principal Distributable Amount                                                            $13,956,706.70
                                                                                                                     ==============

       I. Application of Noteholders' Principal Distribution Amount:

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-1 Notes (equal to entire Noteholders' Principal
              Distributable Amount until the principal balance of the Class A-1
              Notes is reduced to zero)                                                                                      $0.00
                                                                                                                     =============

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-2 Notes (no portion of the Noteholders' Principal
              Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
              thereafter, equal to the entire Noteholders' Principal
              Distributable Amount)                                                                                  $13,956,706.70
                                                                                                                     ==============


                                 Page 6 1997-B

IX.     Pre-Funding Account

        A. Withdrawals from Pre-Funding Account:

        Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                              $0.00
                                                                                                                           --------
                                                                                                                              $0.00
                                                                                                                           ========

        Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
           Transfer Date (an amount equal to (a) $0 (the aggregate Principal
           Balance of Subsequent Receivables transferred to the Trust) plus (b)
           $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
           Pre-Funded Amount after giving effect to transfer of Subsequent
           Receivables over (ii) $0))                                                                                         $0.00

        Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has
           been reduced to $100,000 or less as of the Distribution Date (see B below)                                         $0.00
                                                                                                                           --------

        Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date
                                                                                                          $0.00

                                                                                                       --------
                                                                                                                              $0.00
                                                                                                                           ========


        B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account as a result of the
           Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (August
           1997 Distribution Date) or the Pre-Funded Amount being reduced
           to $100,000 or less on any Distribution Date                                                                       $0.00

        Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        C. Prepayment Premiums:

        Class A-1 Prepayment Premium                                                                                          $0.00
        Class A-2 Prepayment Premium                                                                                          $0.00
        Class A-3 Prepayment Premium                                                                                          $0.00
        Class A-4 Prepayment Premium                                                                                          $0.00
        Class A-5 Prepayment Premium                                                                                          $0.00


                                 Page 7                                   1997-B

X.      Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
           Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                    Product of (x)  6.31% (weighted average interest of Class A-1 Interest Rate,
                    Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                    Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and
                    A-5 principal balance) divided by 360, (y) $0 (the Pre-Funded Amount on such
                    Distribution Date) and (z)  0 (the number of days until the August 1997
                    Distribution Date))                                                                                       $0.00

                    Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the August 1997
                    Distribution Date)                                                                                        $0.00
                                                                                                                           --------


        Requisite Reserve Amount                                                                                              $0.00
                                                                                                                           ========

        Amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount)
           as of the preceding Distribution Date or, in the case of the first Distribution Date,
           as of the Closing Date                                                                                             $0.00

        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
           Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
           from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                    $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture
           Trustee from amounts withdrawn from the Pre-Funding Account in respect of
           transfers of Subsequent Receivables)                                                                               $0.00

        Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
           to cover the excess, if any, of total amount payable over Available Funds (see IV above)                           $0.00
                                                                                                                           --------

        Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
           Subaccount) after the Distribution Date                                                                            $0.00
                                                                                                                           ========

XI.     Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                       $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing
           Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a Subsequent
           Transfer Date preceding the Distribution Date))                                                                    $0.00

        Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
           a Class A-1 Maturity Shortfall (see IV above)                                                                      $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the
           Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the
           Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee)                                                                $0.00
                                                                                                                           --------

        Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                           ========


                                 Page 8                                   1997-B

XII.   Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the Monthly Period    $351,834,694.35
       Multiplied by Basic Servicing Fee Rate                                              1.00%
       Divided by Months per year                                                     0.0833333
                                                                                ----------------

       Basic Servicing Fee                                                                          $293,195.58

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                   $0.00

       Supplemental Servicing Fees                                                                        $0.00
                                                                                                    -----------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $293,195.58
                                                                                                                    ===============

XIII.  Information for Preparation of Statements to Noteholders

       a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                $38,834,694.35
                      Class A-4 Notes                                                                               $150,000,000.00
                      Class A-5 Notes                                                                               $163,000,000.00

       b.  Amount distributed to Noteholders allocable to principal
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                $13,956,706.70
                      Class A-4 Notes                                                                                         $0.00
                      Class A-5 Notes                                                                                         $0.00

       c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                $24,877,987.65
                      Class A-4 Notes                                                                               $150,000,000.00
                      Class A-5 Notes                                                                               $163,000,000.00

       d.  Interest distributed to Noteholders
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                   $203,882.15
                      Class A-4 Notes                                                                                   $812,500.00
                      Class A-5 Notes                                                                                   $910,083.33

       e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                      $0.00
           2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                      $0.00
           3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                      $0.00
           4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                      $0.00
           5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                      $0.00

       f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
                  1.  Reserve Account                                                                     $0.00
                  2.  Class A-1 Holdback Subaccount                                                       $0.00
                  3.  Claim on the Note Policy                                                            $0.00

       g.  Remaining Pre-Funded Amount                                                                                        $0.00

       h.  Remaining Reserve Amount                                                                                           $0.00

       i.  Amount on deposit on Class A-1 Holdback Subaccount                                                                 $0.00

       j.  Prepayment amounts
                      Class A-1 Prepayment Amount                                                                             $0.00
                      Class A-2 Prepayment Amount                                                                             $0.00
                      Class A-3 Prepayment Amount                                                                             $0.00
                      Class A-4 Prepayment Amount                                                                             $0.00
                      Class A-5 Prepayment Amount                                                                             $0.00

       k.  Prepayment Premiums
                      Class A-1 Prepayment Premium                                                                            $0.00
                      Class A-2 Prepayment Premium                                                                            $0.00
                      Class A-3 Prepayment Premium                                                                            $0.00
                      Class A-4 Prepayment Premium                                                                            $0.00
                      Class A-5 Prepayment Premium                                                                            $0.00

       l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                     paid by the Trustee on behalf of the Trust                                                         $293,195.58

       m.  Note Pool Factors (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                    0.00000000
                      Class A-2 Notes                                                                                    0.00000000
                      Class A-3 Notes                                                                                    0.14634110
                      Class A-4 Notes                                                                                    1.00000000
                      Class A-5 Notes                                                                                    1.00000000


                                 Page 9 1997-B

XVI.    Pool Balance and Aggregate Principal Balance

                     Original Pool Balance at beginning of Monthly Period                                       $774,999,996.59
                     Subsequent Receivables                                                                               $0.00
                                                                                                                ---------------
                     Original Pool Balance at end of Monthly Period                                             $774,999,996.59
                                                                                                                ===============

                     Aggregate Principal Balance as of preceding Accounting Date                                 351,834,694.35
                     Aggregate Principal Balance as of current Accounting Date                                  $337,877,987.65

                         Monthly Period Liquidated Receivables                       Monthly Period Administrative Receivables

                          Loan #                         Amount                      Loan #                     Amount
                          ------                         ------                      ------                     ------
                    see attached listing              3,370,893.15             see attached listing                  -
                                                             $0.00                                               $0.00
                                                             $0.00                                               $0.00
                                                     -------------                                               -----
                                                     $3,370,893.15                                               $0.00
                                                     =============                                               =====

XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all Receivables
          delinquent more than 30 days with respect to all or any portion of a
          Scheduled Payment as of the Accounting Date                                      22,116,317.01

        Aggregate Principal Balance as of the Accounting Date                            $337,877,987.65
                                                                                         ----------------

        Delinquency Ratio                                                                                       6.54565193%
                                                                                                                ===========






 IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                  ARCADIA  FINANCIAL  LTD.

                                  By:
                                     ------------------------------------------
                                  Name: Scott R. Fjellman
                                        ---------------------------------------
                                  Title: Vice President / Securitization
                                         --------------------------------------


                                Page 10 1997-B

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING JULY 31, 1999

I.      ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                      $775,000,000.00

                    AGE OF POOL (IN MONTHS)                                                26

II.     Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
         Receivables delinquent more than 30 days with respect to
         all or any portion of a Scheduled Payment as of the
         Accounting Date                                                                         $22,116,317.01

        Aggregate Principal Balance as of the Accounting Date                                   $337,877,987.65
                                                                                                ---------------

        Delinquency Ratio                                                                                               6.54565193%
                                                                                                                   ================


III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                               6.54565193%

        Delinquency ratio - preceding Determination Date                                             5.80698818%

        Delinquency ratio - second preceding Determination Date                                      6.04658874%
                                                                                                ----------------


        Average Delinquency Ratio                                                                                       6.13307628%
                                                                                                                   ================


IV.     Default Rate

        Cumulative balance of defaults as of the preceding Accounting Date                                          $98,802,613.53

            Add:  Sum of Principal Balances (as of the Accounting Date) of
                   Receivables that became Liquidated Receivables during the
                   Monthly Period or that became Purchased Receivables during
                   Monthly Period (if delinquent more than 30 days with respect
                   to any portion of a Scheduled Payment at time of purchase)                                        $3,370,893.15
                                                                                                                   ----------------

        Cumulative balance of defaults as of the current Accounting Date                                           $102,173,506.68

                  Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                                        5,502,851.93

                     Percentage of 90+ day delinquencies applied to defaults                             100.00%     $5,502,851.93
                                                                                                -----------------  ---------------

        Cumulative balance of defaults and 90+ day delinquencies as of the current
         Accounting Date                                                                                           $107,676,358.61
                                                                                                                   ================




V.      Cumulative Default Rate as a % of Original Principal Balance

        Cumulative Default Rate - current Determination Date                                         13.8937237%

        Cumulative Default Rate - preceding Determination Date                                       13.4152553%

        Cumulative Default Rate - second preceding Determination Date                                12.9979046%


                                 Page 1 1997-B

VI.     Net Loss Rate

        Cumulative net losses as of the preceding Accounting Date                                                  $46,704,666.08

            Add:  Aggregate of Principal Balances as of the Accounting Date (plus accrued and unpaid interest theron to the end of the Monthly
                    Period) of all Receivables that became Liquidated Receivables or that became Purchased Receivables and that were delinquent more than 30 days with respect to any portion of a Scheduled
                    Payment as of the Accounting Date                                          $3,370,893.15
                                                                                              --------------

                  Liquidation Proceeds received by the Trust                                  ($1,533,959.95)       $1,836,933.20
                                                                                              ---------------      ---------------

        Cumulative net losses as of the current Accounting Date                                                    $48,541,599.28

                  Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                                    $5,502,851.93

                     Percentage of 90+ day delinquencies applied to losses                             40.00%       $2,201,140.77
                                                                                              ---------------      ---------------

        Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                          $50,742,740.05
                                                                                                                   ===============




VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

        Cumulative Net Loss Rate - current Determination Date                                                           6.5474503%

        Cumulative Net Loss Rate - preceding Determination Date                                                         6.2930209%

        Cumulative Net Loss Rate - second preceding Determination Date                                                  6.0851058%


VIII.   Classic/Premier Loan Detail

                                                                      Classic                 Premier                  Total
                                                                      -------                 -------                  -----
        Aggregate Loan Balance, Beginning                          191,312,249.92         $160,522,444.43         $351,834,694.35
          Subsequent deliveries of Receivables                               0.00                    0.00                    0.00
          Prepayments                                               (2,126,635.12)          (2,114,020.72)          (4,240,655.84)
          Normal loan payments                                      (3,191,045.99)          (3,154,111.72)          (6,345,157.71)
          Defaulted Receivables                                     (1,997,703.07)          (1,373,190.08)          (3,370,893.15)
          Administrative and Warranty Receivables                            0.00                    0.00                    0.00
                                                                  ----------------        ----------------        ----------------
        Aggregate Loan Balance, Ending                            $183,996,865.74         $153,881,121.91         $337,877,987.65
                                                                  ================        ================        ================

        Delinquencies                                               14,892,575.77            7,223,741.24          $22,116,317.01
        Recoveries                                                    $874,637.72             $659,322.23           $1,533,959.95
        Net Losses                                                   1,123,065.35              713,867.85           $1,836,933.20

VIII.   Other Information Provided to FSA

        A.  Credit Enhancement Fee information:

            Aggregate Principal Balance as of the Accounting Date                      $337,877,987.65
            Multiplied by: Credit Enhancement Fee  (25 bp's) * (30/360)                         0.0208%
                                                                                       ----------------
                    Amount due for current period                                                                   $70,391.25
                                                                                                                 ==============


        B.  Dollar amount of loans that prepaid during the Monthly Period                                        $4,240,655.84
                                                                                                                 ==============

            Percentage of loans that prepaid during the Monthly Period                                              1.25508497%
                                                                                                                 ==============


                                 Page 2 1997-B

IX.     Spread Account Information                                                     $                            %

        Beginning Balance                                                        $19,628,428.60                5.80932447%

        Deposit to the Spread Account                                               $364,365.80                0.10783946%
        Spread Account Additional Deposit                                         $1,000,000.00                0.29596483%
        Withdrawal from the Spread Account                                           ($1,519.19)              -0.00044963%
        Disbursements of Excess                                                  ($1,423,513.44)              -0.42130991%
        Interest earnings on Spread Account                                          $83,697.36                0.02477147%
                                                                                 ---------------              ------------

        Sub-Total                                                                $19,651,459.14                5.81614070%
        Spread Account Recourse Reduction Amount                                  $4,000,000.00                1.18385931%
                                                                                 ---------------              ------------
        Ending Balance                                                           $23,651,459.14                7.00000000%
                                                                                 ===============              ============



        Specified Balance pursuant to Section 3.03 of the
          Spread Account Agreement among Olympic Financial Ltd.,
          Arcadia Receivables Finance Corp., Financial Security
          Assurance Inc. and Norwest Bank Minnesota, National Association        $23,651,459.14                7.00000000%
                                                                                 ===============              ============



X.      Trigger Events
        Cumulative Loss and Default Triggers as of June 1, 1997

                         Loss                 Default            Loss Event          Default Event
       Month          Performance           Performance          of Default            of Default
---------------------------------------------------------------------------------------------------------
         3              0.86%                  2.08%               1.08%                  2.60%
         6              1.72%                  4.15%               2.15%                  5.19%
         9              2.49%                  6.01%               3.11%                  7.52%
        12              3.18%                  7.68%               3.97%                  9.60%
        15              4.09%                  9.89%               5.12%                 12.36%
        18              4.92%                 11.90%               6.16%                 14.88%
        21              5.65%                 13.66%               7.06%                 17.07%
        24              6.28%                 15.18%               7.85%                 18.97%
        27              6.61%                 15.98%               8.26%                 19.97%
        30              6.88%                 16.62%               8.60%                 20.77%
        33              7.11%                 17.18%               8.89%                 21.47%
        36              7.31%                 17.66%               9.14%                 22.08%
        39              7.40%                 17.89%               9.26%                 22.37%
        42              7.48%                 18.07%               9.35%                 22.59%
        45              7.54%                 18.23%               9.43%                 22.78%
        48              7.59%                 18.36%               9.50%                 22.94%
        51              7.64%                 18.46%               9.55%                 23.07%
        54              7.67%                 18.54%               9.59%                 23.18%
        57              7.70%                 18.61%               9.63%                 23.26%
        60              7.72%                 18.66%               9.65%                 23.32%
        63              7.73%                 18.69%               9.67%                 23.36%
        66              7.74%                 18.71%               9.68%                 23.39%
        69              7.75%                 18.72%               9.69%                 23.40%
        72              7.75%                 18.73%               9.69%                 23.41%
---------------------------------------------------------------------------------------------------------

        Average Delinquency Ratio equal to or greater than 7.44%                             Yes________       No___x_____

        Cumulative Default Rate (see above table)                                            Yes________       No___x_____

        Cumulative Net Loss Rate (see above table)                                           Yes________       No___x_____

        Trigger Event that occurred as of a prior Determination Date
          is Deemed Cured as of current Determination Date                                   Yes________       No___x_____

XI.     Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
          Event of Default has occurred                                                      Yes________       No___x_____

        To the knowledge of the Servicer, a Capture Event has occurred and be continuing     Yes________       No___x_____

        To the knowledge of the Servicer, a prior Capture Event has been cured by
          a permanent waiver                                                                 Yes________       No___x_____


              IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                 ARCADIA  FINANCIAL  LTD.

                                 By:
                                    -------------------------------------------
                                 Name: Scott R. Fjellman
                                       ----------------------------------------
                                 Title: Vice President / Securitization
                                        ---------------------------------------

                                 Page 3 1997-B